UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-12
TRANSCOMMUNITY FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Item 1: On April 2, 2008, TransCommunity Financial Corporation (“TransCommunity”) mailed the following letter to its shareholders.
TRANSCOMMUNITY FINANCIAL CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 28, 2008
To the Shareholders of TransCommunity Financial Corporation:
     We have learned that our mailing of the joint proxy statement/prospectus dated March 25, 2008 to you was not completed until March 31, 2008. In order to allow all of our shareholders sufficient time to review the materials and to submit their proxy cards and/or attend our special meeting, we have set a new date for the special meeting of shareholders of Monday, April 28, 2008 at 10:00 a.m. local time. The special meeting will still be held at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia 23060.
     At this special meeting, shareholders of record as of March 25, 2008 will still be asked to consider and vote upon the following:
1.	a proposal to approve the Agreement and Plan of Merger, dated as of September 5, 2007, by and between Community Bankers Acquisition Corp. and TransCommunity Financial Corporation, pursuant to which TransCommunity Financial Corporation will merge with and into Community Bankers Acquisition Corp., as more particularly described in the joint proxy statement/prospectus previously sent to you; and

2.	a proposal to authorize the board of directors to adjourn the special meeting to allow time for further solicitation of proxies, in the event there are insufficient votes represented in person or by proxy at the special meeting to approve the merger proposal.
     You will continue to have the right to assert appraisal rights with respect to the merger and demand in writing that Community Bankers pay the fair value of your shares of TransCommunity common stock under applicable provisions of Virginia law. In order to exercise and perfect appraisal rights, generally you must:
•	not vote any shares owned by you in favor of the merger;

•	deliver written notice of your intent to demand payment for your shares to TransCommunity before the vote is taken on the merger at the special meeting;

•	complete, sign and return the form to be sent to you pursuant to Section 13.1-734 of the Virginia Stock Corporation Act; and

•	if you hold certificated shares, deposit your TransCommunity common stock certificates in accordance with the instructions in the form.
     A copy of the applicable Virginia statutory provisions is included in the joint proxy statement/prospectus as Appendix C, and a more detailed description of the procedures to demand and perfect appraisal rights is included in the section entitled “The Merger — Appraisal Rights of TransCommunity Stockholders” beginning on page 95.
     If you have not already done so, please complete, date, sign and return the proxy card that was enclosed with the joint proxy statement/prospectus as promptly as possible whether or not you plan on attending the special meeting in person. Any TransCommunity shareholder may revoke his or her proxy by following the instructions in the joint proxy statement/prospectus at any time before the proxy has been voted at the special meeting. Even if you have given your proxy, you may still vote in person if you attend the special meeting. Please do not send any stock certificates to TransCommunity at this time.
     We encourage you to vote on this very important matter, and our Board of Directors unanimously recommends that you vote “FOR” the proposals above.

By Order of the Board of Directors,
/s/ Bruce B. Nolte
Bruce B. Nolte
President and Chief Executive Officer April 2, 2008

PLEASE ALSO SEE THE IMPORTANT INFORMATION ON THE BACK OF THIS NOTICE.
Additional Information about the Merger and Where to Find It
     In connection with the proposed merger, Community Bankers has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Community Bankers common stock to be issued to the shareholders of TransCommunity upon consummation of the merger. Community Bankers has also filed with the SEC the joint proxy statement/prospectus, which has been sent to the shareholders of TransCommunity.
     WE URGE YOU TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TRANSCOMMUNITY, COMMUNITY BANKERS AND THE PROPOSED MERGER. You may obtain free copies of these documents through the SEC website at http://www.sec.gov, by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, Virginia 23060, Attention: Investor Relations (telephone: (804) 934-9999), or accessing TransCommunity’s website at http://www.TCFCorp.com under “Investor Relations.” Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corp., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Investor Relations (telephone: (703) 759-0751). The information on TransCommunity’s website is not, and shall not be deemed to be, a part of this notice or incorporated in filings either TransCommunity or Community Bankers makes with the SEC.

Item 2: In addition, on April 2, 2008, TransCommunity issued the following press release.
For Immediate Release
Wednesday, April 2, 2008
TransCommunity Financial Corporation
Bruce B. Nolte, President
Glen Allen, Virginia
(804) 934-9999
TransCommunity Financial Corporation
Announces New Special Meeting Date
GLEN ALLEN, VA. — TransCommunity Financial Corporation (OTCBB: TCYF) (“TransCommunity”) announced today the rescheduling of its special meeting of its shareholders to vote on TransCommunity’s proposed merger with Community Bankers Acquisition Corp. (“Community Bankers”) and other matters. The special meeting will take place on Monday, April 28, 2008, at 10:00 a.m. EDT. The special meeting will be held at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia 23060. Shareholders of record as of the close of business on March 25, 2008, will be entitled to vote at the special meeting.
Additional Information about the Merger and Where to Find It
In connection with the proposed merger, Community Bankers has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Community Bankers common stock to be issued to the shareholders of TransCommunity upon consummation of the merger. Community Bankers has also filed with the SEC the joint proxy statement/prospectus, which has been sent to the shareholders of TransCommunity.
WE URGE YOU TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TRANSCOMMUNITY, COMMUNITY BANKERS AND THE PROPOSED MERGER. You may obtain free copies of these documents through the SEC website at http://www.sec.gov, by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, Virginia 23060, Attention: Investor Relations (telephone: (804) 934-9999), or accessing TransCommunity’s website at http://www.TCFCorp.com under “Investor Relations.” Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corp., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Investor Relations (telephone: (703) 759-0751). The information on TransCommunity’s website is not, and shall not be deemed to be, a part of this notice or incorporated in filings either TransCommunity or Community Bankers makes with the SEC.
Caution Regarding Forward-Looking Statements
Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. TransCommunity and Community Bankers intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of TransCommunity and Community Bankers and the resulting company, include but are not limited to: (1) the businesses of TransCommunity and/or Community Bankers may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in TransCommunity’s market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by TransCommunity or Community Bankers with the SEC. TransCommunity and Community Bankers undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.
This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.
Source: TransCommunity Financial Corporation